UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04787
                                   ---------

                        FRANKLIN NEW YORK TAX-FREE TRUST
                        --------------------------------
              (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end:  09/30
                          -----

Date of reporting period: 03/31/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                  MARCH 31, 2005
--------------------------------------------------------------------------------

                                                 Franklin New York
                                                 Insured Tax-Free
                                                 Income Fund

                                                 Franklin New York
                                                 Intermediate-Term
                                                 Tax-Free Income Fund

                                                 Franklin New York
                                                 Limited-Term
                                                 Tax-Free Income Fund

                                                 Franklin New York
                                                 Tax-Exempt Money Fund

--------------------------------------------------------------------------------
  SEMIANNUAL REPORT AND SHAREHOLDER LETTER     |        TAX-FREE INCOME
--------------------------------------------------------------------------------
                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                  FRANKLIN
            NEW YORK TAX-FREE TRUST                 Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                    FRANKLIN TEMPLETON INVESTMENTS

                                    GAIN FROM OUR PERSPECTIVE

                                    Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE               Each of our portfolio management groups
                                    operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                    FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                    TEMPLETON. Founded in 1940, Templeton
                                    pioneered international investing and, in
                                    1954, launched what has become the
                                    industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                    MUTUAL SERIES. Founded in 1949, Mutual
                                    Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION                Because our management groups work
                                    independently and adhere to distinctly
                                    different investment approaches, Franklin,
                                    Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST           At Franklin Templeton Investments, we seek
                                    to consistently provide investors with
                                    exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

State Update and Municipal Bond Market Overview ...........................    7

Franklin New York Insured Tax-Free Income Fund ............................    9

Franklin New York Intermediate-Term Tax-Free Income Fund ..................   15

Franklin New York Limited-Term Tax-Free Income Fund .......................   22

Franklin New York Tax-Exempt Money Fund ...................................   28

Financial Highlights and Statements of Investments ........................   32

Financial Statements ......................................................   52

Notes to Financial Statements .............................................   58

Shareholder Information ...................................................   67

--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder:

During the six-month period ended March 31, 2005, the U.S. economy continued to grow at a healthy pace. Growth was supported by low interest rates, benign inflation, improving economic data and positive corporate earnings reports. Counterbalancing these positive factors were high oil prices and concerns about U.S. budget deficits and their potential long-term effects on interest rates and economic growth. A dollar that weakened against most currencies also fanned fears of potential inflation.

Surprising to many observers, U.S. bond markets performed better than expected, with positive returns despite rising yields. Many analysts had forecast higher long-term rates because of inflation fears and the Federal Reserve Board's (Fed's) "measured pace" of raising short-term rates. The Fed continued to raise the federal funds target rate during the period, bringing it to 2.75%. The 10-year Treasury yield began the period at 4.14%; however, inflation expectations drove yields up, and the yield on the 10-year Treasury ended the period at 4.50%.

We continue to believe that inflation still remains relatively tame and that in the near future there is little reason to fear the high inflation and high interest rates we experienced in the 1970s and 1980s. Long-term interest rates are largely driven by the market's expectation of inflation. As the economy keeps improving,

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

-------------------------------------------------------
 NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-------------------------------------------------------


                                          Not part of the semiannual report  | 1

--------------------------------------------------------------------------------
WHAT IS STAGFLATION?
--------------------------------------------------------------------------------
Coined by economists in the 1970s, stagflation is used to describe a combination of slow economic growth and high unemployment (stagnation) with rising prices (inflation). As is characteristic of stagflation, fiscal and monetary policies aimed at stimulating the economy and reducing unemployment tend only to worsen the inflationary effects.
--------------------------------------------------------------------------------

it is reasonable to expect prices for goods and services to rise, as the Fed noted in March 2005. Productivity is still strong by historical standards and there is a perceived slack in the economy that might allow it to grow without exerting large inflationary pressures. While we do agree with most market observers who think rates might be too low given the fundamentals, we do not believe that inflation or interest rates should rise rapidly. The economic environment appears relatively stable, and we expect rates to gradually reach levels typical of this environment. At the same time, we remain mindful of potential inflationary risks posed by the U.S. budget and trade deficits and their effect on the value of the U.S. dollar versus other currencies. A sustained dollar decline would make import prices higher for American consumers, which would contribute to higher inflation, but no one can tell the extent to which the dollar might fall and how effectively the government can reduce the deficits.

Oil prices reached a record high in March 2005 of nearly $57 a barrel before declining to about $55 on March 31. Although there is much discussion about the point at which the price of oil can trigger a recession or stagflation, there is no definite consensus. However, recent supply and demand conditions made it hard to anticipate future oil price movements and what effect, if any, they could have on our economy. We believe that no factor alone, including oil prices, could raise inflation to levels that would harm financial markets.

At times of such volatility, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

In the enclosed semiannual report you will find an overview of the municipal bond market, the managers' investment strategy and a discussion about how we managed funds within Franklin New York Tax-Free Trust. You can also find specific performance data and financial information about your Fund. Please remember that all securities markets fluctuate, as do mutual fund share prices.

This report contains new information about the Board of Trustees' approval of the Trust's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The disclosure begins on page 67 in the "Shareholder Information" section.


2 |  Not part of the semiannual report

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.


Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                          Not part of the semiannual report  | 3

SPECIAL FEATURE

UNDERSTANDING INTEREST RATES

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES.(1) EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth.

      If the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. On the other hand, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did five times in 2004.

      It should be noted that short- and long-term interest rates don't necessarily move in tandem. While short-term rates rose in 2004, long-term rates, despite some fluctuations, ended the year just about where they started.

(1) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

[GRAPHIC Q&A]

-------------------------------------------------------
 NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-------------------------------------------------------


4 |  Not part of the semiannual report

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices, and thus a tax-free income fund's share price, move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

      [GRAPHIC]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly, funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

      But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund shareholder, you also receive monthly tax-free income,(1) which has historically been the largest component of total return for municipal bonds.(2) Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new, lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(2) Source: Lehman Brothers Municipal Bond Index, 12/31/04. Total return includes compounded income and capital appreciation over the 20-year period ending 12/31/04. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                                                   [GRAPHIC Q&A]


                                          Not part of the semiannual report  | 5

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income.(1)

      Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

      We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

      Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it may help to reduce this risk.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

[GRAPHIC Q&A]


6 |  Not part of the semiannual report

SEMIANNUAL REPORT

STATE UPDATE AND MUNICIPAL
BOND MARKET OVERVIEW

New York's economic recovery continued during the reporting period, led by New York City and its suburbs. The City's employment figures improved across various sectors, notably professional and business services; however, they remained below prerecession levels. The state's overall economic recovery was reflected in recent tax revenues as fiscal year 2005 baseline state tax revenue growth, which excludes the effect of tax law changes, was forecast at more than 10%, up from 5.5% in fiscal year 2004.(1) New York's conservative budget management allowed the state to benefit from the improved economic situation, and modest budget surpluses were recorded.

The next fiscal year's budget, adopted in March 2005 on time for the first time in 20 years, should result in manageable out-year budget gaps. New York has made efforts at budget reform and to institutionalize sound financial management practices, and the state has a record of closing future-year budget gaps and maintaining fiscal solvency. In November 2004, Moody's Investors Service, an independent credit rating agency, upgraded New York's general obligation bond rating to A1 from A2 and assigned a positive rating outlook.(2) The upgrade reflected the state's recent trend of recovery in its economy, tax revenue and liquidity position. Moody's noted that the state's finances fared better than expected given the depth of the economic and revenue decline experienced since fiscal year 2002.

For the six-month period ended March 31, 2005, the fixed income markets had positive performance, despite rising interest rates, record high oil prices, the presidential election, concerns about the U.S. dollar, and mixed economic releases. Although experiencing volatility throughout the period, long-term interest rates ended the year close to where they started. Municipal bonds outperformed U.S. Treasury bonds with similar maturities. The Lehman Brothers Municipal Bond

(1)   Source: Moody's Investors Service, "New York (State of)," 2/24/05.

(2)   This does not indicate Moody's rating of the Funds.


                                                          Semiannual Report  | 7

Index returned 1.21% for the six-month period, while the Lehman Brothers U.S. Treasury Index returned 0.01%.(3)

In contrast, short-term interest rates experienced greater changes over the reporting period. The Federal Reserve Board raised the federal funds target rate from 1.75% to 2.75% in four successive moves from October 2004 through March 2005. The Treasury yield curve, which shows Treasury rates with short to long maturities, flattened somewhat as short-term rates increased and longer-maturity rates traded in a narrower range. Over the six-month reporting period, the 10-year Treasury note yield increased 36 basis points (100 basis points equal one percent), while the 30-year Treasury bond yield decreased 13 basis points. According to Municipal Market Data, the 10-year municipal bond yield increased 37 basis points, while the 30-year municipal bond yield declined 10 basis points.(4) Consequently, long-term municipal bonds outperformed their intermediate-term counterparts.

Although short-term interest rates rose during the period, interest rates remained relatively low overall. This environment led to another period of high volume for new-issue municipal bonds. Just as homebuyers seek low mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past couple of years, municipalities have issued bonds to lock in historically low rates. Municipalities issued more that $358 billion in new debt during 2004.(5) Although this was a decrease of more than 6% from 2003 (a record year), 2004 was the third successive year of more than $300 billion in new issuance.(5) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals, and property and casualty companies, as well as from crossover buyers. Crossover buyers, such as hedge funds, typically invest in taxable securities, but they tend to enter the tax-exempt market when municipal security valuations are attractive.

(3) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(4)   Source: Thomson Financial.

(5)   Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Semiannual Report

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin New York Insured Tax-Free Income Fund covers the period ended March 31, 2005.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.64 on September 30, 2004, to $11.60 on March 31, 2005. The Fund's Class A shares paid dividends totaling 25.56 cents per share for the same period.(3) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.22%, based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $12.11 on March 31, 2005. An investor in the 2005 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 7.39% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meets its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 34.


                                                          Semiannual Report  | 9

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                19.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.8%
--------------------------------------------------------------------------------
Higher Education                                                           15.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       11.2%
--------------------------------------------------------------------------------
Utilities                                                                  11.2%
--------------------------------------------------------------------------------
Transportation                                                              7.5%
--------------------------------------------------------------------------------
Other Revenue                                                               7.3%
--------------------------------------------------------------------------------
General Obligation                                                          6.5%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.9%
--------------------------------------------------------------------------------
Housing                                                                     1.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
10/1/04-3/31/05

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
October                                                 4.26 cents    3.73 cents
--------------------------------------------------------------------------------
November                                                4.26 cents    3.73 cents
--------------------------------------------------------------------------------
December                                                4.26 cents    3.71 cents
--------------------------------------------------------------------------------
January                                                 4.26 cents    3.71 cents
--------------------------------------------------------------------------------
February                                                4.26 cents    3.71 cents
--------------------------------------------------------------------------------
March                                                   4.26 cents    3.70 cents
--------------------------------------------------------------------------------
TOTAL                                                  25.56 CENTS   22.29 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The effects of increasing interest rates and diminishing but still significant New York municipal bond supply were partially offset by investor demand for the high relative after-tax returns offered by municipal bonds. The mixture of our value-oriented philosophy of investing primarily for income, ample municipal bond supply, and relatively attractive long-term yields led us to favor longer-term bonds that ranged from 15 to 30 years in maturity with good call features.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Insured Tax-Free Income Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 3/31/05

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNYX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$ 0.04   $ 11.60    $ 11.64
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                           $ 0.2556
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FNYKX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$ 0.05   $ 11.76    $ 11.81
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                           $ 0.2229
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH           1-YEAR    5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +1.85%           +2.92%   +33.97%        +74.51%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                -2.51%           -1.43%    +5.10%         +5.27%
----------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                4.22%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)             7.39%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                        3.26%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                         5.71%
----------------------------------------------------------------------------------------------------
CLASS C                                      6-MONTH           1-YEAR    5-YEAR   INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    +1.46%           +2.31%   +30.46%        +66.36%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                +0.46%           +1.33%    +5.46%         +5.26%
----------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                3.78%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)             6.62%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                        2.87%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                         5.03%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                         Semiannual Report  | 11

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/05.

(4) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/05.


12 |  Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                         Semiannual Report |  13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                     VALUE 9/30/04    VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $1,018.50              $3.52
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,021.44              $3.53
----------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $1,014.60              $6.28
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,018.70              $6.29
----------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


14 |  Semiannual Report

FRANKLIN NEW YORK INTERMEDIATE-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes and by maintaining a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    AAA ...........................  61.1%
                    AA ............................  13.0%
                    A .............................   6.5%
                    BBB ...........................   1.6%
                    Not Rated by S&P ..............  17.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                    MOODY'S      FITCH      INTERNAL
AAA or Aaa                    13.1%        --            --
AA or Aa                       1.7%        --            --
A                              1.0%        --            --
BBB or Baa                      --        0.8%          0.8%
Below Investment Grade          --         --           0.4%
------------------------------------------------------------
Total                         15.8%       0.8%          1.2%

--------------------------------------------------------------------------------

This semiannual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the period ended March 31, 2005.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


                                                         Semiannual Report  | 15

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.15 on September 30, 2004, to $10.92 on March 31, 2005. The Fund's Class A shares paid dividends totaling 18.96 cents per share for the same period.(2) The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.39%, based on an annualization of the current 3.16 cent per share dividend and the maximum offering price of $11.17 on March 31, 2005. An investor in the 2005 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 5.94% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average maturity of 3 to 10 years. Investor demand for the high relative after-tax returns offered by municipal bonds helped offset the effects of rising interest rates and still significant New York municipal bond supply.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


16 |  Semiannual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin New York Intermediate-Term Tax-Free Income Fund
10/1/04-3/31/05

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------
October                                                 3.16 cents    2.65 cents
--------------------------------------------------------------------------------
November                                                3.16 cents    2.65 cents
--------------------------------------------------------------------------------
December                                                3.16 cents    2.63 cents
--------------------------------------------------------------------------------
January                                                 3.16 cents    2.63 cents
--------------------------------------------------------------------------------
February                                                3.16 cents    2.63 cents
--------------------------------------------------------------------------------
March                                                   3.16 cents    2.64 cents
--------------------------------------------------------------------------------
TOTAL                                                  18.96 CENTS   15.83 CENTS
--------------------------------------------------------------------------------

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep yield curve favored the use of longer-term bonds while operating within the Fund's stated parameters. Consequently, we sought to remain fully invested in bonds that ranged from 8 to 15 years in maturity with good call features.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         34.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       13.0%
--------------------------------------------------------------------------------
Utilities                                                                   9.1%
--------------------------------------------------------------------------------
Transportation                                                              8.4%
--------------------------------------------------------------------------------
Prerefunded                                                                 8.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      7.4%
--------------------------------------------------------------------------------
Tax-Supported                                                               6.8%
--------------------------------------------------------------------------------
Other Revenue                                                               4.8%
--------------------------------------------------------------------------------
Higher Education                                                            4.1%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.9%
--------------------------------------------------------------------------------
Housing                                                                     0.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                         Semiannual Report  | 17

PERFORMANCE SUMMARY AS OF 3/31/05

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKNIX)                              CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$ 0.23   $ 10.92    $ 11.15
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                           $ 0.1896
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                                CHANGE   3/31/05    9/30/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$ 0.23   $ 10.93    $ 11.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                           $ 0.1583
--------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH           1-YEAR    5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                    -0.38%           +0.93%   +32.20%        +74.98%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                -2.65%           -1.36%    +5.27%         +5.51%
----------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                3.39%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             5.94%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        2.82%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         4.94%
----------------------------------------------------------------------------------------------------
CLASS C                                                       6-MONTH    1-YEAR   INCEPTION (7/1/03)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                     -0.66%    +0.37%         +2.12%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                 -1.64%    -0.61%         +1.21%
----------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                2.90%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             5.08%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        2.34%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         4.10%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


18 |  Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/05.


                                                         Semiannual Report  | 19

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


20 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                     VALUE 9/30/04    VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $  996.20              $3.68
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,021.24              $3.73
----------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $  993.40              $6.41
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,018.50              $6.49
----------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.74% and C: 1.29%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                         Semiannual Report  | 21

FRANKLIN NEW YORK LIMITED-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Limited-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes and by maintaining a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New York Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    AAA ...........................  48.0%
                    AA ............................  14.8%
                    A .............................   2.9%
                    Not Rated by S&P ..............  34.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                       MOODY'S
AAA or Aaa                      25.8%
AA or Aa                         8.5%
-------------------------------------
Total                           34.3%

--------------------------------------------------------------------------------

This semiannual report for Franklin New York Limited-Term Tax-Free Income Fund covers the period ended March 31, 2005.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


22 |  Semiannual Report

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.02 on September 30, 2004, to $9.89 on March 31, 2005. The Fund's Class A shares paid dividends totaling 7.63 cents per share for the same period.(2) The Performance Summary beginning on page 25 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.67%. An investor in the 2005 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 2.92% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. The broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Shorter-term municipal bond yields generally increased but were volatile during the reporting period as economic data reflected conflicting signals for the U.S. economy. Consistent with our investment philosophy, we invested in bonds we believed could provide the most relative value from an income perspective and provide investors with lower share price volatility relative to longer-term fixed income alternatives. The Fund's prospectus allows for a dollar-weighted average portfolio maturity of up to five years, but we targeted a shorter average maturity to provide investors with both tax-free income and a lower volatility investment. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income. Reflecting higher short-term interest rates, the Fund's dividend increased in March 2005.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS(2)
Franklin New York Limited-Term
Tax-Free Income Fund
10/1/04-3/31/05

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
October                                                               1.25 cents
--------------------------------------------------------------------------------
November                                                              1.25 cents
--------------------------------------------------------------------------------
December                                                              1.25 cents
--------------------------------------------------------------------------------
January                                                               1.25 cents
--------------------------------------------------------------------------------
February                                                              1.25 cents
--------------------------------------------------------------------------------
March                                                                 1.38 cents
--------------------------------------------------------------------------------
TOTAL                                                                 7.63 CENTS
--------------------------------------------------------------------------------


                                                         Semiannual Report  | 23

PORTFOLIO BREAKDOWN
Franklin New York Limited-Term
Tax-Free Income Fund
3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         47.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     13.6%
--------------------------------------------------------------------------------
Utilities                                                                  11.7%
--------------------------------------------------------------------------------
Tax-Supported                                                               8.1%
--------------------------------------------------------------------------------
Transportation                                                              7.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.9%
--------------------------------------------------------------------------------
Housing                                                                     3.8%
--------------------------------------------------------------------------------
Higher Education                                                            2.9%
--------------------------------------------------------------------------------
Other Revenue                                                               1.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Limited-Term Tax-Free Income Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 3/31/05

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FNYLX)                                        CHANGE   3/31/05        9/30/04
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$ 0.13    $ 9.89        $ 10.02
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/04-3/31/05)
----------------------------------------------------------------------------------------------------
Dividend Income                                    $ 0.0763
----------------------------------------------------------------------------------------------------

PERFORMANCE(1)

----------------------------------------------------------------------------------------------------
CLASS A                                                       6-MONTH    1-YEAR   INCEPTION (9/2/03)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                     -0.54%    -0.48%         +1.09%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                 -0.54%    -0.48%         +0.69%
----------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                1.67%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             2.92%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        2.14%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         3.75%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.34%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4) Distribution rate is based on an annualization of the 1.38 cent per share current monthly dividend and the maximum offering price of $9.89 on 3/31/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/05.


                                                         Semiannual Report  | 25

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                     VALUE 9/30/04    VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $  994.60              $2.49
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,022.44              $2.52
----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                         Semiannual Report  | 27

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management, preservation of capital and liquidity.(1) The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in New York. The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin New York Tax-Exempt Money Fund's semiannual report for the period ended March 31, 2005.

PERFORMANCE OVERVIEW

Reflecting rising short-term interest rates for the six-month period under review, Franklin New York Tax-Exempt Money Fund's seven-day effective yield increased from 0.86% on September 30, 2004, to 1.53% on March 31, 2005.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities whose interest is free from federal income tax and New York state and City personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


28 |  Semiannual Report

MANAGER'S DISCUSSION

Short-term municipal bond yields increased during the reporting period, reflecting the Federal Reserve Board's consecutive increases of the federal funds target rate during the period. The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin New York Tax-Exempt Money Fund, averaged a 1.79% rate for the six months under review.

During the reporting period, the Fund participated in several deals including Monroe County general obligation bonds, Long Island Power Authority commercial paper, and variable rate demand notes issued by Jay Street Development Corporation and New York City Industrial Development Authority.

Thank you for your continued participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin New York Tax-Exempt Money Fund
3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                        78.2%
--------------------------------------------------------------------------------
Notes and Bonds                                                            14.0%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                 4.7%
--------------------------------------------------------------------------------
Put or Option Tender Bonds                                                  3.1%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY(1)
Franklin New York Tax-Exempt Money Fund
Symbol: FRNXX
3/31/05

--------------------------------------------------------------------------------
Seven-day effective yield(2)                                               1.53%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 1.52%
--------------------------------------------------------------------------------
Taxable equivalent yield(3)                                                2.62%
--------------------------------------------------------------------------------

(1) The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 1.41% and 1.42%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2)   The seven-day effective yield assumes the compounding of daily dividends.

(3) Taxable equivalent yield assumes the published rates as of 12/23/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 3/31/05. The Fund's average weighted maturity was 22 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                                                         Semiannual Report  | 29

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


30 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
CLASS A                                     VALUE 9/30/04    VALUE 3/31/05   PERIOD* 9/30/04-3/31/05
----------------------------------------------------------------------------------------------------
Actual                                         $1,000          $1,005.30              $3.20
----------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000          $1,021.74              $3.23
----------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.64%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                         Semiannual Report  | 31

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED  PERIOD ENDED
                                                      MARCH 31, 2005   SEPTEMBER 30,            YEAR ENDED DECEMBER 31,
CLASS A                                                 (UNAUDITED)       2004(e)        2003       2002        2001       2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........        $   11.64       $   11.71      $   11.69   $   11.22   $  11.34   $  10.77
                                                     ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................             0.25            0.39           0.52        0.53       0.55       0.57

 Net realized and unrealized gains (losses) ...            (0.04)          (0.07)          0.02        0.47      (0.11)      0.56
                                                     ----------------------------------------------------------------------------
Total from investment operations ..............             0.21            0.32           0.54        1.00       0.44       1.13

Less distributions from net investment
 income .......................................            (0.25)          (0.39)         (0.52)      (0.53)     (0.56)     (0.56)

Redemption fees ...............................               --(c)           --             --          --         --         --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ................        $   11.60       $   11.64      $   11.71   $   11.69   $  11.22   $  11.34
                                                     ============================================================================

Total return(b) ...............................             1.85%           2.77%          4.69%       9.17%      4.00%     10.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............        $ 296,677       $ 292,813      $ 296,917   $ 291,965   $269,449   $234,528

Ratios to average net assets:

 Expenses .....................................             0.70%(d)        0.71%(d)       0.71%       0.71%      0.73%      0.74%

 Net investment income ........................             4.34%(d)        4.44%(d)       4.44%       4.66%      4.83%      5.19%

Portfolio turnover rate .......................             5.49%           7.96%          7.96%       9.52%      7.78%     19.66%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2004 to September 30, 2004. See Note 1.


32 |  See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED  PERIOD ENDED
                                                      MARCH 31, 2005   SEPTEMBER 30,            YEAR ENDED DECEMBER 31,
CLASS C                                                (UNAUDITED)        2004(e)       2003        2002        2001       2000
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........        $   11.81       $   11.87      $   11.84   $   11.35   $  11.46   $  10.88
                                                     ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................             0.22            0.34           0.46        0.47       0.49       0.51

 Net realized and unrealized gains (losses) ...            (0.05)          (0.06)          0.02        0.49      (0.10)      0.57
                                                     ----------------------------------------------------------------------------
Total from investment operations ..............             0.17            0.28           0.48        0.96       0.39       1.08

Less distributions from net investment
 income .......................................            (0.22)          (0.34)         (0.45)      (0.47)     (0.50)     (0.50)

Redemption fees ...............................               --(c)           --             --          --         --         --
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ................        $   11.76       $   11.81      $   11.87   $   11.84   $  11.35   $  11.46
                                                     ============================================================================

Total return(b) ...............................             1.46%           2.40%          4.12%       8.65%      3.47%     10.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............        $  37,123       $  37,606      $  39,803   $  29,207   $ 18,947   $ 12,498

Ratios to average net assets:

 Expenses .....................................             1.25%(d)        1.26%(d)       1.27%       1.25%      1.28%      1.28%

 Net investment income ........................             3.79%(d)        3.89%(d)       3.88%       4.12%      4.27%      4.64%

Portfolio turnover rate .......................             5.49%           7.96%          7.96%       9.52%      7.78%     19.66%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2004 to September 30, 2004. See Note 1.


                    Semiannual Report | See notes to financial statements.  | 33

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  BONDS 98.2%
  NEW YORK 98.2%
  Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
    Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 ........................         $ 2,785,000     $   2,853,372
  Amsterdam HDC Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 .............           2,220,000         2,223,241
  Babylon IDA Civic Facility Revenue, Winthrop South Nassau University Health Systems
    East Inc. Project, Series A, AMBAC Insured, 6.00%, 8/01/24 ........................           4,020,000         4,467,949
  Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ...............................             200,000           227,484
  Buffalo Municipal Water Finance Authority Water System Revenue, FSA Insured, 6.00%,
     7/01/26 ..........................................................................           1,185,000         1,319,355
     7/01/29 ..........................................................................           3,000,000         3,336,360
  Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 .......             900,000         1,017,927
  Eastport South Manor Central School District GO, FGIC Insured, 5.00%, 6/15/20 .......           1,000,000         1,054,210
  Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ........           2,300,000         2,410,446
  Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
    5.80%, 7/01/15 ....................................................................           1,340,000         1,415,804
  Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
     FSA Insured, 5.125%, 12/01/22 ....................................................           5,000,000         5,258,900
     MBIA Insured, 5.75%, 12/01/24 ....................................................           1,540,000         1,669,868
  Madison County IDA Civic Facility Revenue, College University Project, Series A,
    MBIA Insured, 5.00%, 7/01/39 ......................................................           3,750,000         3,847,387
  Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20 ..           1,650,000         1,713,591
  Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, MBIA
    Insured,
     5.25%, 10/01/21 ..................................................................           1,520,000         1,626,795
     5.00%, 10/01/31 ..................................................................           3,100,000         3,181,747
  Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ....           1,055,000         1,230,299
  MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23            3,000,000         3,258,840
  MTA Dedicated Tax Fund Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 ...............................           8,000,000         8,218,640
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .............................           2,500,000         2,816,725
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ............................           2,000,000         2,174,400
  MTA Revenue,
     Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 ...............................           4,000,000         4,212,400
     Series A, AMBAC Insured, 5.00%, 11/15/21 .........................................           5,000,000         5,304,250
  MTA Service Contract Revenue,
     Refunding, AMBAC Insured, 5.00%, 7/01/30 .........................................           7,000,000         7,209,370
     Series B, MBIA Insured, 5.00%, 1/01/31 ...........................................           3,000,000         3,076,680
  Nassau County GO, Public Improvement, Series E, FSA Insured, ETM, 6.00%, 3/01/20 ....           1,510,000         1,698,297
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 5.75%, 8/01/29 ......................................................           2,655,000         2,973,573
  New York City GO,
     Series A, MBIA Insured, 6.00%, 5/15/30 ...........................................             360,000           403,528
     Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 .............................           1,640,000         1,866,320
     Series I, MBIA Insured, 5.00%, 4/15/29 ...........................................           3,000,000         3,075,210
  New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
    5.125%, 2/15/23 ...................................................................           3,890,000         4,069,329
  New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA
    Insured, 5.375%, 5/01/29 ..........................................................             980,000         1,035,419
  New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured,
    5.00%, 6/15/26 ....................................................................           1,000,000         1,031,070


34 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 ...............................         $ 5,000,000     $   5,172,450
     Series A, FSA Insured, 5.375%, 6/15/26 ...........................................           3,000,000         3,128,070
     Series B, MBIA Insured, 5.75%, 6/15/26 ...........................................           1,285,000         1,343,930
     Series B, MBIA Insured, 5.50%, 6/15/27 ...........................................           5,000,000         5,334,400
     Series B, MBIA Insured, Pre-Refunded, 5.75%, 6/15/26 .............................             615,000           643,948
     Series G, FSA Insured, 5.00%, 6/15/34 ............................................           3,000,000         3,063,840
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, FGIC Insured, 5.00%, 5/01/28 ...........................................           6,000,000         6,148,020
     Series C, 4.75%, 5/01/23 .........................................................           1,800,000         1,824,228
     Series D, MBIA Insured, 5.00%, 2/01/22 ...........................................           2,000,000         2,086,640
  New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority
    COP, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 ..................................           3,000,000         3,355,320
  New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
    Pre-Refunded, 5.25%, 1/01/29 ......................................................           3,500,000         3,838,240
  New York City Trust Cultural Resources Revenue,
     American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 .......           2,000,000         2,118,440
     Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ..............           7,500,000         7,795,725
     New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 ..........................           2,000,000         2,092,580
     Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 ......................           3,000,000         3,086,010
  New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1, AMBAC
   Insured, 5.25%, 6/01/21 ............................................................           6,000,000         6,401,040
  New York State Dormitory Authority Lease Revenue, Master Boces Program, Series A,
    FSA Insured, 5.25%, 8/15/21 .......................................................           1,740,000         1,846,958
  New York State Dormitory Authority Revenue,
     Iona College, XLCA Insured, 5.125%, 7/01/32 ......................................           4,000,000         4,155,240
     School Districts Financing Program, Series D, MBIA Insured, 5.25%, 10/01/23 ......           1,750,000         1,885,660
     School Districts Financing Program, Series D, MBIA Insured, 5.00%, 10/01/30 ......           1,750,000         1,797,267
  New York State Dormitory Authority Revenues,
     853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ............           1,340,000         1,473,196
     City University System Consolidated, Third General, Series 1, FSA Insured,
      Pre-Refunded, 5.50%, 7/01/29 ....................................................           1,585,000         1,746,179
     Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 ..........................           2,445,000         2,515,025
     Department of Health, MBIA Insured, 5.50%, 7/01/25 ...............................             790,000           829,824
     Department of Health, MBIA Insured, Pre-Refunded, 5.50%, 7/01/25 .................           1,210,000         1,276,659
     Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ...           2,000,000         2,139,960
     Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ......................             400,000           421,333
     Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ......................           1,880,000         1,989,980
     Maimonides Medical Center, MBIA Insured, 5.00%, 8/01/24 ..........................           6,540,000         6,791,398
     Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ................           1,500,000         1,564,350
     Mental Health Services Facilities Improvement, Series A, AMBAC Insured, 5.00%,
      2/15/30                                                                                     5,000,000         5,148,850
     Mental Health Services Facilities Improvement, Series A, MBIA Insured,
      Pre-Refunded, 5.25%, 8/15/26 ....................................................           2,570,000         2,832,089
     Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ........           2,260,000         2,323,416
     Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ......           2,000,000         2,179,949
     Montefiore Hospital, FGIC Insured, 5.00%, 8/01/29 ................................           2,105,000         2,162,424
     Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 ................................           6,000,000         6,163,680


                                                         Semiannual Report  | 35

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ......................        $   885,000     $     916,568
     NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ................................          1,700,000         1,767,354
     Pace University, MBIA Insured, 6.00%, 7/01/29 .....................................          3,000,000         3,371,790
     Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ..........................          6,500,000         7,005,570
     Series 1, MBIA Insured, 5.00%, 7/01/22 ............................................          2,000,000         2,090,480
     Series 1, MBIA Insured, 5.00%, 7/01/24 ............................................          2,000,000         2,076,440
     Siena College, MBIA Insured, 5.00%, 7/01/31 .......................................          3,500,000         3,589,460
     Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ............................          2,000,000         2,153,400
     St. John's University, Series A, MBIA Insured, 5.25%, 7/01/30 .....................          3,500,000         3,678,045
     St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ..........          5,000,000         5,154,900
     University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ........          1,000,000         1,023,040
     Upstate Community College, MBIA Insured, Pre-Refunded, 5.125%, 7/01/30 ............          5,945,000         6,515,839
     Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ..................          1,000,000         1,057,470
  New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison Project, Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ....          5,000,000         5,143,800
  New York State Energy Research and Development Authority PCR, Central Hudson Gas,
    Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 .................................          3,500,000         3,707,445
  New York State Environmental Facilities Corp. Water Facilities Revenue,
    Spring Valley Water Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 ....          3,000,000         3,073,440
  New York State Medical Care Facilities Finance Agency Revenue, Long-Term Health Care,
     Series A, FSA Insured, 6.80%, 11/01/14 ............................................          6,285,000         6,415,728
     Series B, FSA Insured, 6.45%, 11/01/14 ............................................          5,355,000         5,373,582
     Series C, FSA Insured, 6.40%, 11/01/14 ............................................          4,245,000         4,333,296
  New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
    AMBAC Insured, 5.25%, 5/15/31 ......................................................          4,000,000         4,173,720
  New York State Thruway Authority State Personal Income Tax Revenue, Transportation,
    Series A, MBIA Insured, 5.00%, 3/15/22 .............................................          5,500,000         5,741,560
  New York State Tollway Authority Highway and Bridge Trust Fund Revenue, Series B,
    MBIA Insured, 4.90%, 4/01/20 .......................................................          2,120,000         2,198,631
  New York State Urban Development Corp. Revenue,
     Correctional Capital Facility, Series 6, AMBAC Insured, Pre-Refunded, 5.375%,
      1/01/25 ..........................................................................          2,480,000         2,581,407
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
      6.00%, 1/01/29 ...................................................................         11,200,000        12,458,544
  Niagara Falls New York City School District COP, High School Facility, MBIA Insured,
    5.375%, 6/15/28 ....................................................................          2,000,000         2,096,120
  Niagara Falls Public Improvement GO, MBIA Insured, 6.85%, 3/01/19 ....................              5,000             5,069
  North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
     4/01/15 ...........................................................................          1,065,000         1,284,507
     4/01/16 ...........................................................................          1,000,000         1,214,700
  Port Authority New York and New Jersey Revenue, XLCA Insured, 5.00%, 9/15/27 .........          4,500,000         4,711,230
  Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ..................................            810,000           945,294
  Sachem Central School District Holbrook GO, MBIA Insured, 5.00%, 6/15/30 .............          1,000,000         1,034,580
  Schenectady IDA Civic Facility Revenue,
     Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 .........................          3,000,000         3,191,670
     Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 .........................          2,375,000         2,522,060
     Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 ....................          2,395,000         2,461,557
  St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University
    Project, Series A, MBIA Insured, 5.00%, 7/01/28 ....................................          2,455,000         2,502,382


36 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    Taconic Hills Central School District at Craryville GO, Columbia County, Refunding,
      FGIC Insured, 5.00%, 6/15/27 ......................................................       $ 1,295,000     $   1,346,437
    Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, MBIA
      Insured, Pre-Refunded, 5.20%, 1/01/27 .............................................         1,000,000         1,118,010
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
       AMBAC Insured, 5.75%, 8/01/29 ....................................................           550,000           601,854
       Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ...............................         2,000,000         2,075,620
    Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured,
      5.00%, 12/01/27 ...................................................................         3,680,000         3,810,493
    Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ............         1,500,000         1,587,465
                                                                                                                -------------
    TOTAL LONG TERM INVESTMENTS (COST $309,046,062)......................................                         328,065,661
                                                                                                                -------------
    SHORT TERM INVESTMENTS 0.5%
    BONDS 0.5%
(a) NEW YORK 0.5%
    Jay Street Development Corp. Courts Facility Lease Revenue, New York City, Jay Street
      Project, Series A, Daily VRDN and Put, 2.28%, 5/01/22 .............................           600,000           600,000
    Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and
      Put, 2.25%, 5/01/33 ...............................................................           800,000           800,000
    New York City GO, Series B2, Sub Series B5, MBIA Insured, Weekly VRDN and Put, 2.18%,
      8/15/11 ...........................................................................           140,000           140,000
                                                                                                                -------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,540,000).......................................                           1,540,000
                                                                                                                -------------
    TOTAL INVESTMENTS (COST $310,586,062) 98.7%..........................................                         329,605,661
    OTHER ASSETS, LESS LIABILITIES 1.3%..................................................                           4,193,472
                                                                                                                -------------
    NET ASSETS 100.0%....................................................................                       $ 333,799,133
                                                                                                                =============

See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                    Semiannual Report | See notes to financial statements.  | 37

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND


                                                 -------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED  PERIOD ENDED
                                                  MARCH 31, 2005   SEPTEMBER 30,                   YEAR ENDED DECEMBER 31,
CLASS A                                             (UNAUDITED)       2004(e)             2003        2002        2001      2000
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....            $  11.15       $   11.16      $   11.04   $   10.51   $   10.56   $  10.08
                                                 -------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ................                0.19            0.30           0.41        0.44        0.49       0.52

 Net realized and unrealized gains (losses)              (0.23)          (0.02)          0.12        0.54       (0.03)      0.49
                                                 -------------------------------------------------------------------------------
Total from investment operations .........               (0.04)           0.28           0.53        0.98        0.46       1.01

Less distributions from net investment
 income ..................................               (0.19)          (0.29)         (0.41)      (0.45)      (0.51)     (0.53)

Redemption fees ..........................                  --(c)           --             --          --          --         --
                                                 -------------------------------------------------------------------------------
Net asset value, end of period ..........             $  10.92       $   11.15      $   11.16   $   11.04   $   10.51   $  10.56
                                                 ===============================================================================

Total return(b)...........................               (0.38)%          2.57%          4.85%       9.46%       4.40%     10.36%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........            $229,590       $ 227,288      $ 217,829   $ 180,829   $ 113,980   $ 75,703

Ratios to average net assets:

 Expenses ................................                0.74%(d)        0.75%(d)       0.75%       0.78%       0.82%      0.84%

 Expenses net of waiver and payments
   by affiliate...........................                0.74%(d)        0.67%(d)       0.60%       0.60%       0.51%      0.45%

 Net investment income ...................                3.40%(d)        3.57%(d)       3.64%       4.05%       4.61%      5.12%

Portfolio turnover rate ..................                2.85%           4.66%          3.35%       8.92%       3.15%     19.95%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 1, 2004 to September 30, 2004. See Note 1.


38 |  See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                                       ------------------------------------------------
                                                                       SIX MONTHS ENDED    PERIOD ENDED    PERIOD ENDED
                                                                        MARCH 31, 2005     SEPTEMBER 30,   DECEMBER 31,
CLASS C                                                                  (UNAUDITED)         2004(e)          2003(f)
                                                                       ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............................      $   11.16          $   11.17        $   11.27
                                                                       ------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................................           0.16               0.25             0.17

 Net realized and unrealized gains (losses) ........................          (0.23)             (0.01)           (0.10)
                                                                       ------------------------------------------------
Total from investment operations ...................................          (0.07)              0.24             0.07

Less distributions from net investment income ......................          (0.16)             (0.25)           (0.17)

Redemption fees ....................................................             --(d)              --               --
                                                                       ------------------------------------------------
Net asset value, end of period .....................................      $   10.93          $   11.16        $   11.17
                                                                       ================================================

Total return(b) ....................................................          (0.66)%             2.14%            0.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................................      $  10,663          $   8,772        $   3,965

Ratios to average net assets:

 Expenses(c) .......................................................           1.29%              1.30%            1.30%

 Expenses net of waiver and payments by affiliate(c) ...............           1.29%              1.22%            1.15%

 Net investment income(c) ..........................................           2.85%              3.02%            3.09%

Portfolio turnover rate ............................................           2.85%              4.66%            3.35%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d)   Amount is less than $0.01 per share.

(e)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(f)   For the period July 1, 2003 (effective date) to December 31, 2003.


                    Semiannual Report | See notes to financial statements.  | 39

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.5%
  BONDS 98.4%
  NEW YORK 95.3%
  Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 .....         $ 1,850,000     $   1,931,918
  Albany IDA Civic Facility Revenue,
     Albany Medical Center Project, 5.75%, 5/01/09 ....................................           1,010,000         1,009,586
     St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ........................             420,000           449,123
  Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
    Creekside Project, Series A, AMBAC Insured, 4.625%, 8/01/16 .......................           1,030,000         1,081,088
  Bath Central School District GO, Refunding,
     FGIC Insured, 4.00%, 6/15/19 .....................................................           1,850,000         1,808,708
     FSA Insured, 5.10%, 6/15/13 ......................................................             775,000           834,225
  Buffalo GO,
     Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ...............................           1,225,000         1,333,033
     Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 .............................             880,000           964,779
  Byram Hills Central School District GO, Refunding, 4.00%, 11/15/10 ..................           1,375,000         1,407,601
  Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 .........           1,080,000         1,107,551
  Clarence Central School District GO, Refunding, FSA Insured, 4.75%, 5/15/15 .........           2,390,000         2,516,527
  Cleveland Hill Union Free School District Cheektowaga GO, Refunding, Series B, FGIC
    Insured, 3.50%, 10/15/11 ..........................................................           1,135,000         1,133,672
     4.00%, 10/15/14 ..................................................................           1,000,000         1,010,360
  Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 ..           1,000,000         1,023,490
  Dansville Central School District GO, Refunding, Series B, FGIC Insured,
     4.25%, 6/15/11 ...................................................................             930,000           970,083
     4.35%, 6/15/12 ...................................................................             870,000           907,071
     4.45%, 6/15/13 ...................................................................             995,000         1,039,158
  Erie County GO,
     FGIC Insured, 4.70%, 11/01/12 ....................................................             700,000           730,065
     Public Improvement, Series A, FGIC Insured, 4.00%, 9/01/11 .......................           4,255,000         4,358,822
     Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .....................           1,000,000         1,101,820
  Erie County IDA School Facility Revenue, City School District of Buffalo Project, FSA
    Insured, 5.00%, 5/01/14 ...........................................................           2,985,000         3,252,844
  Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%,
     6/15/15 ..........................................................................           1,095,000         1,144,811
  Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 .......           1,000,000         1,033,330
  Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10           1,260,000         1,296,351
  Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17 ......           2,105,000         2,230,521
  Highland Central School District GO, Refunding, FSA Insured,
     3.75%, 6/15/12 ...................................................................           1,790,000         1,798,914
     4.125%, 6/15/16 ..................................................................           1,080,000         1,086,966
  Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
     6/15/09 ..........................................................................           1,125,000         1,173,679
     6/15/10 ..........................................................................           1,125,000         1,179,427
  Huntington GO, Public Improvement, 4.20%, 9/01/13 ...................................           1,230,000         1,254,403
  Jordan-El Bridge Central School District GO, Refunding, FGIC Insured, 4.00%, 6/15/11            1,610,000         1,657,125
  Long Island Power Authority Electric System Revenue,
     MBIA Insured, 5.125%, 4/01/11 ....................................................           1,410,000         1,498,774
     Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 ...............................           2,000,000         2,150,060
  Middle Country Central School District Centereach GO, FSA Insured, 4.75%, 6/01/17 ...           1,650,000         1,716,594
  Monroe County GO,
     Public Improvement, FGIC Insured, 4.30%, 3/01/13 .................................           3,015,000         3,107,560
     Refunding, AMBAC Insured, 5.00%, 6/01/14 .........................................           3,000,000         3,254,280


40 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
     Refunding, MBIA Insured, 4.00%,
     1/01/12 ..........................................................................         $ 1,845,000     $   1,889,833
     1/01/13 ..........................................................................           1,920,000         1,955,770
  MTA Dedicated Tax Fund Revenue, Refunding, Series A, FSA Insured, 3.90%, 11/15/12 ...           4,000,000         4,055,160
  MTA Revenue, Series A, MBIA Insured, 5.00%, 11/15/15 ................................           2,000,000         2,176,900
  MTA Transit Facilities Revenue,
     Series A, Pre-Refunded, 6.00%, 7/01/15 ...........................................           1,500,000         1,668,945
     Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ..............................           1,915,000         2,054,650
  Nassau County GO,
     General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 ....................           1,000,000         1,059,470
     Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ................................           1,000,000         1,134,770
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 6.00%, 8/01/10 ......................................................           1,000,000         1,130,010
  New York Bridge Authority Revenue, General, 4.125%, 1/01/13 .........................           4,000,000         4,090,800
  New York City GO,
     Refunding, Series F, 5.25%, 8/01/13 ..............................................           1,095,000         1,172,329
     Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 ................................           2,000,000         2,212,740
     Series B, 6.20%, 8/15/06 .........................................................             770,000           787,140
     Series B, Pre-Refunded, 6.20%, 8/15/06 ...........................................             230,000           235,520
     Series D, 4.30%, 10/15/16 ........................................................           3,000,000         2,994,570
     Series F, 6.00%, 8/01/12 .........................................................             300,000           316,176
     Series F, Pre-Refunded, 6.00%, 8/01/12 ...........................................             400,000           423,344
     Series H, 4.125%, 8/01/11 ........................................................           1,560,000         1,588,189
     Series J, 5.00%, 6/01/10 .........................................................           4,000,000         4,251,480
  New York City Health and Hospital Corp. Revenue, Health System,
     Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ...............................           1,000,000         1,038,310
     Series A, AMBAC Insured, 5.00%, 2/15/11 ..........................................           2,000,000         2,153,260
     Series A, FSA Insured, 4.15%, 2/15/12 ............................................             750,000           770,715
     Series A, FSA Insured, 4.30%, 2/15/13 ............................................           1,000,000         1,023,230
  New York City IDA Civic Facility Revenue,
     Institute of International Education Inc. Project, 5.125%, 9/01/16 ...............           2,320,000         2,436,673
     United States Tennis Association., National 1 Tennis Center Project, Refunding,
      FSA Insured, 4.25%, 11/15/14 ....................................................           3,000,000         3,090,660
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series D, 5.00%, 6/15/12 ..............................................           2,000,000         2,160,180
     Series D, 4.50%, 6/15/11 .........................................................           2,000,000         2,102,460
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, 4.75%, 11/15/13 ........................................................           1,000,000         1,044,760
     Series B, 6.00%, 11/15/13 ........................................................             265,000           301,570
     Series B, 4.75%, 11/01/16 ........................................................           2,200,000         2,282,632
     Series B, Pre-Refunded, 6.00%, 11/15/13 ..........................................             735,000           836,430
  New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1,
    AMBAC Insured, 5.25%, 6/01/21 .....................................................           4,200,000         4,480,728
  New York State Dormitory Authority Lease Revenue, State University Dormitory
    Facilities, 4.00%, 7/01/12 ........................................................           2,000,000         2,016,180
     Series A, 5.50%, 7/01/12 .........................................................           1,815,000         1,977,824


                                                         Semiannual Report  | 41

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York State Dormitory Authority Revenue,
     Iona College, XLCA Insured, 3.875%, 7/01/10 ......................................         $ 1,000,000     $   1,020,170
     Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ...........................           2,080,000         2,081,186
     School District Financing Program, Series C, MBIA Insured, 3.75%, 4/01/11 ........           1,050,000         1,064,637
     School District Financing Program, Series C, MBIA Insured, 4.00%, 4/01/12 ........           1,125,000         1,149,795
     Teachers College, MBIA Insured, 4.00%, 7/01/12 ...................................           1,000,000         1,019,490
  New York State Dormitory Authority Revenues,
     City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ...............           1,000,000         1,084,210
     Department of Health, 6.30%, 7/01/05 .............................................             735,000           741,791
     FSA Insured, 5.125%, 2/15/07 .....................................................           1,000,000         1,039,810
     Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/17 ...............................           1,720,000         1,837,459
     Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/19 ...............................           1,895,000         2,006,331
     Insured Mortgage Nursing Home, MBIA Insured, 4.60%, 2/01/11 ......................             170,000           172,781
     Kateri Residence, 4.00%, 7/01/10 .................................................           1,275,000         1,292,404
     Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23 ......................           2,000,000         2,157,160
     Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 ................................           2,975,000         3,157,397
     New York State Department of Health, Refunding, 5.25%, 7/01/17 ...................           5,000,000         5,398,250
     Office of General Services, MBIA Insured, 5.00%, 4/01/18 .........................           2,000,000         2,073,160
     Series 1, MBIA Insured, 5.00%, 7/01/10 ...........................................           5,000,000         5,380,700
     St. John's University, Series A, MBIA Insured, 5.00%, 7/01/14 ....................             750,000           802,867
     University of Rochester, Series A, 5.25%, 7/01/21 ................................             500,000           535,475
  New York State Energy Research and Development Authority PCR,
     New York State Electric and Gas,
     Series B, MBIA Insured, 4.00%, 10/15/15 ..........................................           5,000,000         4,932,300
     Series D, MBIA Insured, 4.10%, 12/01/15 ..........................................           2,000,000         1,989,660
 (a) MBIA Insured, 4.10%, 3/15/15 .....................................................           2,000,000         1,990,260
  New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
    Revolving Funds,
     Series B, 5.80%, 1/15/16 .........................................................           1,010,000         1,132,877
     Pre-Refunded, 5.80%, 1/15/16 .....................................................           1,490,000         1,660,456
  New York State GO, Refunding, Series A, 4.50%, 3/15/07 ..............................           1,000,000         1,028,680
  New York State HFAR, Health Facilities of New York City, Refunding, Series A,
    6.00%, 11/01/08 ...................................................................           3,045,000         3,180,198
  New York State Local Government Assistance Corp. Revenue, Refunding,
     Series A-1, FSA Insured, 5.00%, 4/01/13 ..........................................           2,200,000         2,389,904
     Series B, MBIA Insured, 4.875%, 4/01/20 ..........................................           3,750,000         3,852,450
  New York State Municipal Bond Bank Agency Special Program Revenue, Series A,
    FGIC Insured, 3.75%, 2/15/13 ......................................................           1,415,000         1,417,816
  New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
     FSA Insured, 5.25%, 4/01/12 ......................................................           1,620,000         1,774,435
     Series C, FGIC Insured, Pre-Refunded, 5.25%, 4/01/14 .............................           2,000,000         2,152,580
  New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    MBIA Insured, 3.75%, 4/01/12 ......................................................           2,500,000         2,509,150


42 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK (CONT.)
  New York State Urban Development Corp. Revenue,
     Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 .........         $ 1,525,000     $   1,620,938
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded,
      6.00%, 1/01/15 ..................................................................           1,000,000         1,112,370
     State Personal Income Tax, Series C-1 Empire State, 4.125%, 12/15/16 .............           1,490,000         1,487,869
     State Personal Income Tax, Series C-1 Empire State, 4.25%, 12/15/17 ..............           1,955,000         1,961,960
     Youth Facilities, Pre-Refunded, 5.75%, 4/01/10 ...................................             400,000           431,052
     Youth Facilities, Pre-Refunded, 5.875%, 4/01/10 ..................................           1,500,000         1,530,000
  Newark Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/10 ..........           1,630,000         1,654,564
  Newfield Central School District GO, Refunding, MBIA Insured, 4.00%, 6/15/15 ........           1,185,000         1,189,361
  North Hempstead GO, FGIC Insured, ETM, 6.00%, 7/15/14 ...............................           1,715,000         1,924,830
  Olean City School District GO, Refunding, FGIC Insured,
     4.00%, 6/15/11 ...................................................................           1,005,000         1,034,416
     4.00%, 6/15/12 ...................................................................           1,065,000         1,087,003
     4.375%, 6/15/17 ..................................................................           1,335,000         1,361,780
  Oneida-Herkimer Solid Waste Management Authority Solid Waste System Revenue,
    Refunding, 6.65%, 4/01/05 .........................................................             125,000           125,000
  Phelps-Clifton Springs Central School District GO, Refunding, FGIC Insured, 3.25%,
    6/01/11 ...........................................................................           1,555,000         1,531,893
  Port Authority New York and New Jersey Conservation Revenue, FSA Insured, 3.60%,
    7/15/14 ...........................................................................           3,665,000         3,591,114
  Rochester GO,
     MBIA Insured, ETM, 4.125%, 2/15/10 ...............................................             520,000           540,764
     Refunding, MBIA Insured, 4.125%, 2/15/10 .........................................             490,000           504,671
     Series A, FGIC Insured, 3.00%, 10/15/11 ..........................................           1,930,000         1,842,011
  Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 .....           1,025,000         1,067,148
  Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ...           1,720,000         1,733,192
  Spencerport Central School District GO, MBIA Insured, 4.00%, 6/15/11 ................           1,165,000         1,199,100
  Suffolk County GO, Public Improvement, Refunding, Series A, MBIA Insured, 4.10%,
    4/01/11 ...........................................................................           1,155,000         1,194,039
  Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan
    Complex, AMBAC Insured,
     5.25%, 10/15/14 ..................................................................           1,435,000         1,563,519
     5.00%, 4/15/16 ...................................................................           1,000,000         1,069,110
  Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
    5.10%, 6/01/13 ....................................................................           2,000,000         2,185,160
  Tobacco Settlement Financing Corp. Revenue, Series B-1, 4.00%, 6/01/12 ..............           1,985,000         1,982,459
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
    AMBAC Insured, 5.75%, 4/01/20 .....................................................           1,000,000         1,105,750
  William Floyd Union Free School District GO,
     MBIA Insured, 4.00%, 6/15/10 .....................................................           1,000,000         1,029,270
     Refunding, MBIA Insured, 4.00%, 6/15/13 ..........................................           1,100,000         1,117,842
  Yonkers GO,
     Series A, AMBAC Insured, 5.00%, 12/15/14 .........................................           1,795,000         1,900,779
     Series B, FSA Insured, 4.00%, 10/15/14 ...........................................           1,810,000         1,818,163
  York Central School District GO, Refunding, FSA Insured, 4.00%, 6/15/10 .............             915,000           941,782
  Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 ..................           1,890,000         1,957,038
                                                                                                                -------------
                                                                                                                  228,889,513
                                                                                                                -------------


                                                         Semiannual Report  | 43

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                  PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    U.S. TERRITORIES 3.1%
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
      Facilities Financing Authority Hospital Revenue, Mennonite General Hospital
       Project, Series A, 6.375%, 7/01/06 ...............................................       $   545,000     $     546,603
    Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ..............         3,000,000         3,186,210
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
      7/01/13 ...........................................................................         1,775,000         1,802,956
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
       4.875%, 7/01/06 ..................................................................         1,285,000         1,303,363
       5.00%, 7/01/09 ...................................................................           520,000           539,443
                                                                                                                -------------
                                                                                                                    7,378,575
                                                                                                                -------------
    TOTAL BONDS (COST $230,321,877) .....................................................                         236,268,088
                                                                                                                -------------
    ZERO COUPON/STEP-UP BOND (COST $2,641,474) 1.1%
    NEW YORK 1.1%
    New York State Dormitory Authority Revenues, State University, Capital
      Appreciation Bond, Refunding, Series B, MBIA Insured, 5/15/08 .....................         3,000,000         2,714,520
                                                                                                                -------------
    TOTAL LONG TERM INVESTMENTS (COST $232,963,351)......................................                         238,982,608
                                                                                                                -------------
    SHORT TERM INVESTMENTS 0.4%
    BONDS 0.4%
(b) NEW YORK 0.4%
    Jay Street Development Corp. Courts Facility Lease Revenue, New York City, Jay Street
      Project, Series A, Daily VRDN and Put, 2.28%, 5/01/22 .............................           500,000           500,000
    Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and
      Put, 2.25%, 5/01/33 ...............................................................           300,000           300,000
    New York City GO, Series B2, Sub Series B5, MBIA Insured, Weekly VRDN and Put, 2.18%,
      8/15/11 ...........................................................................           100,000           100,000
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Series G, FGIC Insured, Daily VRDN and Put, 2.28%, 6/15/24 ........................           100,000           100,000
                                                                                                                -------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,000,000) ......................................                           1,000,000
                                                                                                                -------------
    TOTAL INVESTMENTS (COST $233,963,351) 99.9% .........................................                         239,982,608
    OTHER ASSETS, LESS LIABILITIES 0.1% .................................................                             270,507
                                                                                                                -------------
    NET ASSETS 100.0% ...................................................................                       $ 240,253,115
                                                                                                                =============

See Selected Portfolio Abbreviations on page 51.

(a)   See Note 1(b) regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


44 |  See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

                                                                           ---------------------------------------------
                                                                           SIX MONTHS ENDED  PERIOD ENDED   PERIOD ENDED
                                                                            MARCH 31, 2005   SEPTEMBER 30,  DECEMBER 31,
CLASS A                                                                       (UNAUDITED)      2004(d)        2003(e)
                                                                           ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................................      $      10.02   $      10.06   $      10.00
                                                                           ---------------------------------------------
Income from investment operations:

 Net investment income(a) ..............................................              0.08           0.10           0.04

 Net realized and unrealized gains (losses) ............................             (0.13)         (0.03)          0.05
                                                                           ---------------------------------------------
Total from investment operations .......................................             (0.05)          0.07           0.09
                                                                           ---------------------------------------------
Less distributions from net investment income ..........................             (0.08)         (0.11)         (0.03)
                                                                           ---------------------------------------------
Net asset value, end of period ........................................       $       9.89   $      10.02   $      10.06
                                                                           =============================================

Total return(b) ........................................................             (0.54)%         0.68%          0.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................................      $      9,020   $      9,816   $      5,773

Ratios to average net assets:

 Expenses(c) ...........................................................              1.26%          1.57%          2.22%

 Expenses net of waiver and payments by affiliate(c) ...................              0.50%          0.50%          0.50%

 Net investment income(c) ..............................................              1.71%          1.33%          1.18%

Portfolio turnover rate ................................................              1.61%          8.21%            --


(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(e) For the period September 2, 2003 (commencement of operations) to December 31, 2003.


                    Semiannual Report | See notes to financial statements.  | 45

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 86.8%
  BONDS 86.8%
  NEW YORK 84.3%
  Albany County GO, Series A, FSA Insured, 2.00%, 11/01/05 ...............................      $   400,000     $     398,684
  Brockport Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/08 ..........          125,000           127,564
  Buffalo Fiscal Stability Authority Sales Tax and State Aid Revenue, Series A, 4.00%,
    8/15/05 ..............................................................................          335,000           337,023
  Buffalo Sewer Authority Revenue, Sewer Systems, Series I, FSA Insured, 2.00%, 7/01/06 ..          100,000            98,881
  Candor Central School District GO, Refunding, FSA Insured, 3.75%, 6/15/08 ..............          125,000           127,564
  Catskill Central School District GO, FGIC Insured, 3.75%, 6/15/06 ......................          100,000           101,353
  Cattaraugus County GO,
     FGIC Insured, 4.90%, 7/15/08 ........................................................          200,000           205,454
     Public Improvement, Refunding, MBIA Insured, 2.50%, 6/01/06 .........................          500,000           499,480
  Chappaqua Central School District GO, Refunding, 2.50%, 10/15/08 .......................          340,000           331,432
  Clarkstown GO, Public Improvement, MBIA Insured, 3.75%, 9/15/08 ........................          105,000           107,143
  Erie County IDA School Facility Revenue, City of Buffalo Project, FSA Insured, 4.00%,
    5/01/06 ..............................................................................          100,000           101,469
  Franklinville Central School District GO, Series B, FGIC Insured, 3.50%, 6/01/07 .......          100,000           101,494
  Gates Chili Center School District GO, FSA Insured, 2.375%, 6/15/08 ....................          200,000           193,848
  Long Island Power Authority Electric System Revenue, Mandatory Put 4/01/07, Refunding,
    Sub Series 8G, MBIA Insured, 5.00%, 4/01/12 ..........................................          200,000           207,628
  Monroe County GO, Refunding, AMBAC Insured, 4.00%, 6/01/07 .............................          400,000           408,864
  Moravia Central School District GO, Refunding, FSA Insured, 3.375%, 6/01/08 ............          100,000           100,908
  New York City HDC, MFHR, Series A, 2.10%, 11/01/05 .....................................          300,000           298,347
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series E, 2.70%, 2/01/08 .............................................................          200,000           197,588
  New York State Dormitory Authority Revenue,
     City University Systems Consolidated, 4th General, Series A, Refunding, 3.00%,
    7/01/08 ..............................................................................          100,000            99,265
     State Personal Income Tax Education, 3.10%, 3/15/08 .................................          100,000            99,887
  New York State Dormitory Authority Revenues,
     Montefiore Hospital, FGIC Insured, 2.875%, 8/01/09 ..................................          500,000           487,340
     Mortgage, White Plains Hospital, FHA Insured, 3.55%, 2/15/10 ........................          255,000           257,035
     University of Rochester, Series A, 3.50%, 7/01/07 ...................................          225,000           227,558
  New York State Environmental Facilities Corp. State Clean Water and Drinking Water
    Revenue, Revolving Funds, Refunding, Series C, 4.10%, 6/15/09 ........................          200,000           207,562
  New York State Power Authority Revenue, Series A, 4.00%, 11/15/08 ......................          100,000           103,153
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
    Series A, 2.75%, 3/15/08 .............................................................          250,000           245,997
  New York State Urban Development Corp. Revenue, Correctional and Youth Facilities
    Service, Mandatory Put 1/01/09, Series A, 4.00%, 1/01/28 .............................          200,000           203,398
  Niagara Falls Bridge Common Toll Revenue, Bridge System, Series B, MBIA Insured,
    2.25%, 10/01/07 ......................................................................          125,000           121,783
  Patchogue-Medford Union Free School District GO, Series A, FGIC Insured, 3.50%, 7/01/06           275,000           277,956
  Ramapo Central School District GO, MBIA Insured, 2.00%, 7/01/05 ........................          350,000           349,668
  Schenectady City School District GO, Refunding, FGIC Insured, 3.75%, 6/15/06 ...........          100,000           101,353
  Sweet Home Central School District GO, New York Amherst and Tonawanda, Refunding,
    Series B, 3.50%, 7/15/08 .............................................................          100,000           101,172
  Triborough Bridge and Tunnel Authority Revenues, Refunding, Series B, 5.00%, 11/15/08 ..          100,000           106,370
  Warren and Washington Counties IDA Civic Facility Revenue,
     Glens Falls Hospital Project, Series B, FSA Insured, 3.00%, 12/01/08 ................          200,000           198,830
     Series B, FSA Insured, 2.00%, 12/01/06 ..............................................          125,000           122,646


46 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NEW YORK (CONT.)
    Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding, Series A,
      AMBAC Insured, 3.375%, 11/01/10 ......................................................    $   300,000     $     298,863
    York Central School District GO, Refunding, FSA Insured, 2.75%, 6/15/05 ................         50,000            50,052
                                                                                                                -------------
                                                                                                                    7,604,612
                                                                                                                -------------
    U.S. TERRITORIES 2.5%
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.75%, 10/01/09 ..        125,000           120,602
    Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
      Series C, MBIA Insured, 5.00%, 7/01/28 ...............................................        100,000           106,125
                                                                                                                -------------
                                                                                                                      226,727
                                                                                                                -------------
    TOTAL LONG TERM INVESTMENTS (COST $7,938,829)...........................................                        7,831,339
                                                                                                                -------------
    SHORT TERM INVESTMENTS 12.2%
    BONDS
(a) NEW YORK 8.9%
    Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street Project,
      Series A-4, Daily VRDN and Put, 2.28%, 5/01/22 .......................................        400,000           400,000
    Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
      2.28%, 5/01/33 .......................................................................        300,000           300,000
    Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
      Structure, Series 2, Daily VRDN and Put, 2.24%, 5/01/19 ..............................        100,000           100,000
                                                                                                                -------------
                                                                                                                      800,000
                                                                                                                -------------
(a) U.S. TERRITORIES 3.3%
    Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
      Weekly VRDN and Put, 2.19%, 12/01/15 .................................................        300,000           300,000
                                                                                                                -------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,100,000)..........................................                        1,100,000
                                                                                                                -------------
    TOTAL INVESTMENTS (COST $9,038,829) 99.0%...............................................                        8,931,339
    OTHER ASSETS, LESS LIABILITIES 1.0%.....................................................                           88,250
                                                                                                                -------------
    NET ASSETS 100.0%.......................................................................                    $   9,019,589
                                                                                                                =============

  See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                    Semiannual Report | See notes to financial statements.  | 47

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                 -------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED   PERIOD ENDED
                                                  MARCH 31, 2005    SEPTEMBER 30,             YEAR ENDED DECEMBER 31,
CLASS A                                            (UNAUDITED)         2004(c)        2003       2002        2001        2000
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....           $    1.00       $   1.00      $    1.00   $    1.00   $    1.00   $    1.00
                                                 -------------------------------------------------------------------------------
Income from investment operations - net
 investment income .......................               0.005          0.003          0.004       0.008       0.021       0.030

Less distributions from net investment
 income ..................................              (0.005)        (0.003)        (0.004)     (0.008)     (0.021)     (0.030)
                                                 -------------------------------------------------------------------------------
Net asset value, end of period ...........           $    1.00       $   1.00      $    1.00   $    1.00   $    1.00   $    1.00
                                                 ===============================================================================

Total return(a) ..........................                0.53%          0.32%          0.45%       0.83%       2.08%       3.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........           $  64,381       $ 72,147      $  75,278   $  79,928   $  70,243   $  67,950

Ratios to average net assets:

 Expenses ................................                0.77%(b)       0.76%(b)       0.76%       0.78%       0.78%       0.80%

 Expenses net of waiver and payments
   by affiliate ..........................                0.64%(b)       0.62%(b)       0.60%       0.60%       0.60%       0.60%

 Net investment income ...................                1.05%(b)       0.42%(b)       0.44%       0.83%       2.07%       3.30%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   Annualized.

(c)   For the period January 1, 2004 to September 30, 2004. See Note 1.


48 |  See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                   PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------
    BONDS 99.0%
    NEW YORK 96.1%
    Erie County RAN, 3.00%, 7/13/05 ......................................................      $ 1,500,000     $   1,506,040
(a) Jay Street Development Corp. Courts Facility Lease Revenue,
       Jay Street Project, Series A-1, Weekly VRDN and Put, 2.23%, 5/01/22 ...............        1,300,000         1,300,000
       Jay Street Project, Series A-4, Daily VRDN and Put, 2.28%, 5/01/22 ................          800,000           800,000
       New York City, Jay Street Project, Series A, Daily VRDN and Put, 2.28%, 5/01/22 ...          200,000           200,000
    Long Island Power Authority Electric System Revenue,
    (a)Sub Series 2, Daily VRDN and Put, 2.28%, 5/01/33 ..................................        1,700,000         1,700,000
       TECP, 2.05%, 4/06/05 ..............................................................        1,000,000         1,000,000
(a) Monroe County IDA Civic Facility Revenue, Various Saint John Fisher College Project,
      Radian Insured, Weekly VRDN and Put, 2.33%, 6/01/34 ................................        1,000,000         1,000,000
    MTA Revenue, TECP, 1.84%, 4/07/05 ....................................................        2,000,000         2,000,000
(a) Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
      FSA Insured, Weekly VRDN and Put, 2.21%, 11/15/22 ..................................        2,000,000         2,000,000
(a) New York City GO,
       Refunding, Sub Series C-4, Weekly VRDN and Put, 2.23%, 8/01/20 ....................        1,000,000         1,000,000
       Series 8, Sub Series A-8, Daily VRDN and Put, 2.24%, 8/01/18 ......................          500,000           500,000
       Series B, Sub Series B-6, MBIA Insured, Daily VRDN and Put, 2.18%, 8/15/05 ........          400,000           400,000
       Sub Series E-3, Daily VRDN and Put, 2.28%, 8/01/23 ................................        1,300,000         1,300,000
(a) New York City HDC,
       MF Rental Housing Revenue, Brittany Development, Series A, FNMA Insured,
        Weekly VRDN and Put, 2.27%, 6/15/29 ..............................................        1,500,000         1,500,000
       MF Rental Housing Revenue, Carnegie Park, Series A, FNMA Insured,
        Weekly VRDN and Put, 2.23%, 11/15/19 .............................................        2,950,000         2,950,000
       MF Rental Housing Revenue, One Columbus Place Development, Series A, FNMA Insured,
        Weekly VRDN and Put, 2.28%, 11/15/28 .............................................        1,000,000         1,000,000
       MF Revenue, Mortgage, Marseilles Apartments, Series A, Weekly VRDN and Put,
        2.26%, 12/01/34 ..................................................................        1,000,000         1,000,000
(a) New York City IDA Civic Facility Revenue, National Audubon Society, Daily VRDN and Put,
      2.28%, 12/01/14 ....................................................................          500,000           500,000
(a) New York City IDAR, Liberty, 1 Bryant Park LLC,
       Series A, Weekly VRDN and Put, 2.32%, 11/01/39 ....................................        3,000,000         3,000,000
       Series B, Daily VRDN and Put, 2.32%, 11/01/39 .....................................        1,400,000         1,400,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Series C, FGIC Insured, Daily VRDN and Put, 2.24%, 6/15/23 ........................          500,000           500,000
       Series G, FGIC Insured, Daily VRDN and Put, 2.28%, 6/15/24 ........................        2,500,000         2,500,000
(a) New York City Transitional Finance Authority Revenue,
       Future Tax Secured, Refunding, Sub Series C5, Daily VRDN and Put, 2.28%, 8/01/31 ..        2,100,000         2,100,000
       New York City Recovery, Refunding, Series 3, Sub Series 3F, Daily VRDN and Put,
        2.28%, 11/01/22 ..................................................................          500,000           500,000
       New York City Recovery, Series 1, Sub Series 1D, Daily VRDN and Put, 2.28%, 11/01/22         200,000           200,000
(a) New York State Dormitory Authority Revenues,
       Columbia University, Series A-2, Annual VRDN and Put, 1.60%, 7/01/14 ..............        1,000,000         1,000,000
       Cornell University, Series A, Weekly VRDN and Put, 2.24%, 7/01/29 .................        1,000,000         1,000,000
       Cornell University, Series B, Weekly VRDN and Put, 2.24%, 7/01/30 .................        1,500,000         1,500,000
       New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 2.23%, 7/01/28       2,300,000         2,300,000
       Oxford University Press Inc., Weekly VRDN and Put, 2.23%, 7/01/25 .................          700,000           700,000
       Rockefeller University, Series A2, Weekly VRDN and Put, 2.24%, 7/01/32 ............        2,000,000         2,000,000


                                                         Semiannual Report  | 49

FRANKLIN NEW YORK TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                   PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    NEW YORK (CONT.)
(a) New York State Energy Research and Development Authority PCR, Orange and Rockland
      Project, Series A,
       AMBAC Insured, Weekly VRDN and Put, 2.26%, 8/01/15 ................................      $ 1,350,000     $   1,350,000
       FGIC Insured, Weekly VRDN and Put, 2.26%, 10/01/14 ................................        1,100,000         1,100,000
    New York State Environmental Facilities Corp. Pollution Control Revenue, State Water,
      Revolving Fund, New York City Municipal, Series B, Pre-Refunded, 5.25%, 6/15/15 ....        1,550,000         1,577,166
(a) New York State GO, Series B, Annual VRDN and Put, 1.58%, 3/15/30 .....................        2,000,000         2,000,000
(a) New York State HFAR,
       100 Maiden Lane Housing, Series A, Weekly VRDN and Put, 2.29%, 11/01/37 ...........        1,000,000         1,000,000
       350 West 43rd Street, Series A, Weekly VRDN and Put, 2.27%, 11/01/34 ..............        2,000,000         2,000,000
       FNMA Insured, Weekly VRDN and Put, 2.26%, 11/15/29 ................................          500,000           500,000
(a) New York State Local Government Assistance Corp. Revenue,
       Series F, Weekly VRDN and Put, 2.21%, 4/01/25 .....................................          900,000           900,000
       Series G, Weekly VRDN and Put, 2.24%, 4/01/25 .....................................        2,700,000         2,700,000
    New York State Power Authority Revenue and General Purpose GO, Consented, 2.15%, 3/01/16      1,000,000         1,000,000
    Suffolk County GO, Refunding, Series B, FSA Insured, 3.00%, 5/01/05 ..................        3,000,000         3,003,670
    Syracuse RAN, Series E, 3.00%, 6/30/05 ...............................................        1,000,000         1,002,890
(a) Triborough Bridge and Tunnel Authority Special Obligation Revenue, Refunding, Series C,
      FSA Insured, Weekly VRDN and Put, 2.27%, 1/01/31 ...................................        1,800,000         1,800,000
(a) Westchester County IDA, IDR, Levister Redevelopment Co. LLC, Series A, Weekly VRDN and Put,
      2.26%, 8/01/33 .....................................................................        1,600,000         1,600,000
                                                                                                                -------------
                                                                                                                   61,889,766
                                                                                                                -------------
    U.S. TERRITORIES 2.9%

    Puerto Rico Commonwealth TRAN, 3.00%, 7/29/05 ........................................        1,865,000         1,871,265
                                                                                                                -------------
    TOTAL BONDS (COST $63,761,031) 99.0%..................................................                         63,761,031
    OTHER ASSETS, LESS LIABILITIES 1.0%...................................................                            620,414
                                                                                                                -------------
    NET ASSETS 100.0%.....................................................................                      $  64,381,445
                                                                                                                =============

See Selected Portfolio Abbreviations on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


50 | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC     - American Municipal Bond Assurance Corp.
COP       - Certificate of Participation
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDC       - Housing Development Corp.
HFAR      - Housing Finance Authority/Agency Revenue
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDR       - Industrial Development Revenue
LLC       - Limited Liability Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MTA       - Metropolitan Transit Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
RAN       - Revenue Anticipation Notes
TECP      - Tax-Exempt Commercial Paper
TRAN      - Tax and Revenue Anticipation Notes
XLCA      - XL Capital Assurance


                    Semiannual Report | See notes to financial statements.  | 51

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2005 (unaudited)

                                               -------------------------------------------------------------------
                                                                                         FRANKLIN
                                                     FRANKLIN     FRANKLIN NEW YORK      NEW YORK      FRANKLIN
                                                     NEW YORK     INTERMEDIATE-TERM    LIMITED-TERM    NEW YORK
                                                 INSURED TAX-FREE     TAX-FREE           TAX-FREE     TAX-EXEMPT
                                                   INCOME FUND       INCOME FUND       INCOME FUND    MONEY FUND
                                               -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................     $ 310,586,062      $ 233,963,351      $ 9,038,829   $ 63,761,031
                                               -------------------------------------------------------------------
  Value .....................................       329,605,661        239,982,608        8,931,339     63,761,031
 Cash .......................................            23,227             39,027           26,697        373,625
 Receivables:
  Capital shares sold .......................         1,324,487            363,074           19,999        156,978
  Interest ..................................         4,579,063          3,251,413           75,231        250,520
  Affiliates ................................                --                 --           22,348             --
                                               -------------------------------------------------------------------
      Total assets...........................       335,532,438        243,636,122        9,075,614     64,542,154
                                               -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........                --          2,003,644               --             --
  Capital shares redeemed ...................         1,074,579            906,069           37,576        113,429
  Affiliates ................................           241,500            163,732               --         29,569
  Professional fees .........................            14,009             10,791            9,055          8,228
 Distributions to shareholders ..............           376,458            272,293            4,873            189
 Other liabilities ..........................            26,759             26,478            4,521          9,294
                                               -------------------------------------------------------------------
      Total liabilities .....................         1,733,305          3,383,007           56,025        160,709
                                               -------------------------------------------------------------------
       Net assets, at value .................     $ 333,799,133      $ 240,253,115      $ 9,019,589   $ 64,381,445
                                               ===================================================================
Net assets consist of:
 Undistributed net investment income ........     $      86,088      $     108,282      $    10,100   $         --
 Net unrealized appreciation (depreciation) .        19,019,599          6,019,257         (107,490)            --
 Accumulated net realized gain (loss) .......        (3,161,504)          (687,874)              --             --
 Paid-in capital ............................       317,854,950        234,813,450        9,116,979     64,381,445
                                               -------------------------------------------------------------------
       Net assets, at value .................     $ 333,799,133      $ 240,253,115      $ 9,019,589   $ 64,381,445
                                               ===================================================================
CLASS A:
 Net assets, at value .......................     $ 296,676,550      $ 229,589,718      $ 9,019,589   $ 64,381,445
                                               ===================================================================
 Shares outstanding .........................        25,582,047         21,029,780          911,824     64,381,445
                                               ===================================================================
 Net asset value per share(a) ...............     $       11.60      $       10.92      $      9.89   $       1.00
                                               ===================================================================
 Maximum offering price per share (net asset
   value per share / 95.75%, 97.75%, 100%,
   and 100%, respectively) ..................     $       12.11      $       11.17      $      9.89   $       1.00
                                               ===================================================================
CLASS C:
 Net assets, at value .......................     $  37,122,583      $  10,663,397
                                               ===================================
 Shares outstanding .........................         3,156,051            975,308
                                               ===================================
 Net asset value and maximum offering price
  per share(a) ..............................     $       11.76      $       10.93
                                               ===================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


52 |  See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2005 (unaudited)

                                                       --------------------------------------------------------------------
                                                                                                  FRANKLIN
                                                            FRANKLIN       FRANKLIN NEW YORK      NEW YORK        FRANKLIN
                                                            NEW YORK       INTERMEDIATE-TERM    LIMITED-TERM      NEW YORK
                                                        INSURED TAX-FREE        TAX-FREE          TAX-FREE       TAX-EXEMPT
                                                          INCOME FUND         INCOME FUND        INCOME FUND     MONEY FUND
                                                       --------------------------------------------------------------------
Investment income:
 Interest ..........................................      $    8,371,804      $    4,975,815    $    107,266     $  575,082
                                                       --------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................             875,279             665,373          24,326        212,318
 Administrative fees (Note 3) ......................                  --                  --           9,731             --
 Distribution fees: (Note 3)
  Class A ..........................................             147,041             114,963           7,295             --
  Class C ..........................................             122,035              31,964              --             --
 Transfer agent fees (Note 3) ......................              67,290              51,929           1,515         25,829
 Custodian fees ....................................               2,818               1,910              84            565
 Reports to shareholders ...........................               6,865               7,941           1,435          4,878
 Registration and filing fees ......................              19,592              13,826           4,922          5,981
 Professional fees .................................              10,470               7,784           7,358          5,352
 Trustees' fees and expenses .......................               6,421               5,210             204          1,800
 Other .............................................              11,346              18,726           4,424          3,221
                                                       --------------------------------------------------------------------
      Total expenses ...............................           1,269,157             919,626          61,294        259,944
      Expenses waived/paid by affiliate (Note 3) ...                  --                  --         (36,956)       (42,600)
                                                       --------------------------------------------------------------------
       Net expenses ................................           1,269,157             919,626          24,338        217,344
                                                       --------------------------------------------------------------------
        Net investment income ......................           7,102,647           4,056,189          82,928        357,738
                                                       --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........             746,664               9,335              --             --
 Net change in unrealized appreciation
  (depreciation) on investments ....................          (2,052,496)         (5,014,651)       (126,572)            --
                                                       --------------------------------------------------------------------
Net realized and unrealized gain (loss) ............          (1,305,832)         (5,005,316)       (126,572)            --
                                                       --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................      $    5,796,815      $     (949,127)   $    (43,644)    $  357,738
                                                       ====================================================================


                    Semiannual Report | See notes to financial statements.  | 53

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended March 31, 2005 (unaudited), the period January 1, 2004 to September 30, 2004, and the year ended December 31, 2003

                                                              -------------------------------------------------------------
                                                                       FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND
                                                              -------------------------------------------------------------
                                                                 SIX MONTHS ENDED        PERIOD ENDED         YEAR ENDED
                                                                  MARCH 31, 2005     SEPTEMBER 30, 2004   DECEMBER 31, 2003
                                                              -------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $    7,102,647        $    10,933,852     $    14,505,017
  Net realized gain (loss) from investments .................            746,664                110,377            (333,959)
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................         (2,052,496)            (2,289,270)            482,493
                                                              -------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................          5,796,815              8,754,959          14,653,551
                                                              -------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................         (6,442,739)            (9,843,271)        (13,046,439)
   Class C ..................................................           (706,804)            (1,106,022)         (1,364,639)
                                                              -------------------------------------------------------------
 Total distributions to shareholders ........................         (7,149,543)           (10,949,293)        (14,411,078)
                                                              -------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................          5,085,009             (2,147,152)          4,741,205
   Class C ..................................................           (352,376)            (1,959,262)         10,563,805
                                                              -------------------------------------------------------------
 Total capital share transactions ...........................          4,732,633             (4,106,414)         15,305,010
                                                              -------------------------------------------------------------
 Redemption fees.............................................                  5                     --                  --
                                                              -------------------------------------------------------------
      Net increase (decrease) in net assets .................          3,379,910             (6,300,748)         15,547,483
Net assets:
  Beginning of period .......................................        330,419,223            336,719,971         321,172,488
                                                              -------------------------------------------------------------
  End of period .............................................     $  333,799,133        $   330,419,223     $   336,719,971
                                                              =============================================================
Undistributed net investment income included in net assets:
   End of period ............................................     $       86,088        $       132,984     $       151,792
                                                              =============================================================


54 |  See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2005 (unaudited), the period January 1, 2004 to September 30, 2004, and the year ended December 31, 2003

                                                               ------------------------------------------------------------
                                                                  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
                                                               ------------------------------------------------------------
                                                                  SIX MONTHS ENDED       PERIOD ENDED         YEAR ENDED
                                                                   MARCH 31, 2005    SEPTEMBER 30, 2004   DECEMBER 31, 2003
                                                               ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $    4,056,189         $    6,037,569      $    7,520,383
  Net realized gain (loss) from investments .................              9,335                (82,555)            (64,561)
  Net change in unrealized appreciation (depreciation)
    on investments ..........................................         (5,014,651)              (538,745)          2,261,298
                                                               ------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................           (949,127)             5,416,269           9,717,120
                                                               ------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................         (3,937,341)            (5,807,273)         (7,481,106)
   Class C ..................................................           (140,141)              (145,582)            (35,469)
                                                               ------------------------------------------------------------
 Total distributions to shareholders ........................         (4,077,482)            (5,952,855)         (7,516,575)
                                                               ------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................          7,114,156              9,994,227          34,873,634
   Class C ..................................................          2,104,281              4,808,637           3,890,723
                                                               ------------------------------------------------------------
 Total capital share transactions ...........................          9,218,437             14,802,864          38,764,357
                                                               ------------------------------------------------------------
 Redemption fees.............................................              1,215                     --                  --
                                                               ------------------------------------------------------------
       Net increase (decrease) in net assets ................          4,193,043             14,266,278          40,964,902
Net assets:
 Beginning of period ........................................        236,060,072            221,793,794         180,828,892
                                                               ------------------------------------------------------------
 End of period ..............................................     $  240,253,115         $  236,060,072      $  221,793,794
                                                               ============================================================
Undistributed net investment income included in net assets:
  End of period .............................................     $      108,282         $      129,575      $       44,698
                                                               ============================================================


                    Semiannual Report | See notes to financial statements.  | 55

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2005 (unaudited), the period January 1, 2004 to September 30, 2004, and the year ended December 31, 2003

                                                               --------------------------------------------------------------
                                                                     FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND
                                                               --------------------------------------------------------------
                                                                  SIX MONTHS ENDED       PERIOD ENDED          YEAR ENDED
                                                                   MARCH 31, 2005    SEPTEMBER 30, 2004  DECEMBER 31, 2003(a)
                                                               --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................      $       82,928       $        73,858      $         18,339
  Net change in unrealized appreciation (depreciation)
   on investments  ..........................................            (126,572)                7,710                11,372
                                                               --------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................             (43,644)               81,568                29,711
 Distributions to shareholders from net investment income ...             (74,436)              (81,252)              (16,934)
 Capital share transaction (Note 2) .........................            (678,110)            4,042,959             5,759,727
                                                               --------------------------------------------------------------
      Net increase (decrease) in net assets .................            (796,190)            4,043,275             5,772,504
Net assets:
 Beginning of period ........................................           9,815,779             5,772,504                    --
                                                               --------------------------------------------------------------
 End of period ..............................................      $    9,019,589       $     9,815,779      $      5,772,504
                                                               ==============================================================
Undistributed net investment income included in net assets:
 End of period ..............................................      $       10,100       $         1,608      $          5,476
                                                               ==============================================================

(a) For the period September 2, 2003 (commencement of operations) to December 31, 2003.


56  | See notes to financial statements. | Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended March 31, 2005 (unaudited), the period January 1, 2004 to September 30, 2004, and the year ended December 31, 2003


                                                                -----------------------------------------------------------
                                                                           FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND
                                                                -----------------------------------------------------------
                                                                  SIX MONTHS ENDED      PERIOD ENDED         YEAR ENDED
                                                                   MARCH 31, 2005    SEPTEMBER 30, 2004   DECEMBER 31, 2003
                                                                -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income......................................      $      357,738       $       235,296      $      338,732
 Distributions to shareholders from net investment income....            (357,738)             (235,296)           (338,732)
 Capital share transactions (Note 2).........................          (7,765,448)           (3,130,773)         (4,650,026)
                                                                -----------------------------------------------------------
      Net increase (decrease) in net assets..................          (7,765,448)           (3,130,773)         (4,650,026)
Net assets: (there is no undistributed net investment income at beginning or end of period)
 Beginning of period.........................................          72,146,893            75,277,666          79,927,692
                                                                -----------------------------------------------------------
 End of period...............................................      $   64,381,445       $    72,146,893      $   75,277,666
                                                                ===========================================================


                    Semiannual Report | See notes to financial statements.  | 57

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of four series (the Funds).

On July 15, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from December 31 to September 30 effective September 30, 2004.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Securities in the Franklin New York Tax-Exempt Money Fund (Money Fund) are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


58 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. For the Franklin New York Insured Tax-Free Income Fund (Insured
Fund), the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund) and the Franklin New York Limited-Term Tax-Free Income Fund (Limited-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund and the Intermediate-Term Fund.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                         Semiannual Report  | 59

FRANKLIN NEW YORK TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds', except the Money Fund, shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
CLASS A                                  CLASS A & CLASS C
--------------------------------------------------------------------------------
Limited-Term Fund                        Insured Fund
Money Fund                               Intermediate-Term Fund

At March 31, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                         -------------------------------------------------------
                                               INSURED FUND            INTERMEDIATE-TERM FUND
                                         -------------------------------------------------------
                                           SHARES         AMOUNT        SHARES        AMOUNT
                                         -------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2005
 Shares sold .........................    1,451,973    $ 16,964,992    2,181,741   $  24,240,359
 Shares issued in reinvestment of
  distributions ......................      349,001       4,079,159      224,129       2,486,835
 Shares redeemed .....................   (1,367,025)    (15,959,142)  (1,767,978)    (19,613,038)
                                         -------------------------------------------------------
 Net increase (decrease)..............      433,949    $  5,085,009      637,892   $   7,114,156
                                         =======================================================
Period ended September 30, 2004(a)
 Shares sold .........................    2,240,144    $ 26,180,107    4,250,204   $  47,148,481
 Shares issued in reinvestment of
  distributions ......................      539,928       6,260,667      325,389       3,605,923
 Shares redeemed .....................   (2,991,878)    (34,587,926)  (3,701,767)    (40,760,177)
                                         -------------------------------------------------------
 Net increase (decrease)..............     (211,806)   $ (2,147,152)     873,826   $   9,994,227
                                         =======================================================


60 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         -------------------------------------------------------
                                               INSURED FUND            INTERMEDIATE-TERM FUND
                                         -------------------------------------------------------
                                           SHARES         AMOUNT        SHARES        AMOUNT
                                         -------------------------------------------------------
Year ended December 31, 2003
 Shares sold .........................    3,630,012    $ 42,499,518    7,459,429   $  82,565,354
 Shares issued in reinvestment of
  distributions ......................      705,433       8,234,561      406,887       4,509,820
 Shares redeemed .....................   (3,948,218)    (45,992,874)  (4,722,970)    (52,201,540)
                                         -------------------------------------------------------
 Net increase (decrease)..............      387,227    $  4,741,205    3,143,346   $  34,873,634
                                         =======================================================
CLASS C SHARES:
Six months ended March 31, 2005
 Shares sold .........................      279,094    $  3,304,786      206,720   $   2,296,132
 Shares issued in reinvestment of
  distributions ......................       33,513         397,167        9,520         105,760
 Shares redeemed .....................     (342,041)     (4,054,329)     (26,908)       (297,611)
                                         -------------------------------------------------------
 Net increase (decrease)..............      (29,434)   $   (352,376)     189,332   $   2,104,281
                                         =======================================================
Period ended September 30, 2004(a)
 Shares sold .........................      432,321    $  5,101,156      558,815   $   6,219,377
 Shares issued in reinvestment of
  distributions ......................       53,559         629,871        9,212         101,856
 Shares redeemed .....................     (654,733)     (7,690,289)    (136,929)     (1,512,596)
                                         -------------------------------------------------------
 Net increase (decrease) .............     (168,853)   $ (1,959,262)     431,098   $   4,808,637
                                         =======================================================
Year ended December 31, 2003(b)
 Shares sold .........................    1,244,737    $ 14,780,797      382,547   $   4,196,870
 Shares issued in reinvestment of
  distributions ......................       72,034         851,693        1,316          14,594
 Shares redeemed .....................     (429,345)     (5,068,685)     (28,985)       (320,741)
                                         -------------------------------------------------------
 Net increase (decrease) .............      887,426    $ 10,563,805      354,878   $   3,890,723
                                         =======================================================

                                                       -----------------------------------------
                                                         LIMITED-TERM FUND          MONEY FUND
                                                       -----------------------------------------
                                                        SHARES       AMOUNT           AMOUNT
                                                       -----------------------------------------
CLASS A SHARES:
Six months ended March 31, 2005
 Shares sold ......................................     307,189   $  3,068,028     $  16,812,265
 Shares issued in reinvestment of
  distributions ...................................       4,729         47,211           358,063
 Shares redeemed ..................................    (379,595)    (3,793,349)      (24,935,776)
                                                       -----------------------------------------
 Net increase (decrease) ..........................     (67,677)  $   (678,110)    $  (7,765,448)
                                                       =========================================
Period ended September 30, 2004(a)
 Shares sold ......................................     642,905   $  6,422,127     $  32,411,011
 Shares issued in reinvestment of
  distributions ...................................       4,465         44,697           236,529
 Shares redeemed ..................................    (241,545)    (2,423,865)      (35,778,313)
                                                       -----------------------------------------
 Net increase (decrease) ..........................     405,825   $  4,042,959     $  (3,130,773)
                                                       =========================================


                                                         Semiannual Report  | 61

FRANKLIN NEW YORK TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        ---------------------------------------
                                           LIMITED-TERM FUND        MONEY FUND
                                        ---------------------------------------
                                         SHARES       AMOUNT          AMOUNT
                                        ---------------------------------------
Year ended December 31, 2003(c)
 Shares sold ......................      576,598   $  5,789,125    $ 68,653,210
 Shares issued in reinvestment of
  distributions ...................          645          6,485         343,285
 Shares redeemed ..................       (3,567)       (35,883)    (73,646,521)
                                        ---------------------------------------
 Net increase (decrease) ..........      573,676   $  5,759,727    $ (4,650,026)
                                        =======================================

(a)   For the period January 1, 2004 to September 30, 2004.

(b) For the period July 1, 2003 (commencement of operations) to December 31, 2003 for the Intermediate-Term Fund.

(c) For the period September 2, 2003 (commencement of operations) to December 31, 2003 for the Limited-Term Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                        Investment manager
Franklin Templeton Services LLC (FT Services)            Administrative manager
Franklin Templeton Distributors Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services LLC                 Transfer agent
(Investor Services)

A. MANAGEMENT FEES

The Insured Fund and the Intermediate-Term Fund pay an investment management fee to Advisers based on the month-end net assets and the Money Fund pays an investment management fee to Advisers based on average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.625%                 First $100 million
      0.500%                 Over $100 million, up to and including $250 million
      0.450%                 In excess of $250 million

The Limited-Term Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.500%                 First $100 million
      0.450%                 Over $100 million, up to and including $250 million
      0.425%                 Over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.


62 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Insured Fund, the Intermediate-Term Fund and the Money Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

The Limited-Term Fund pays an administrative fee to FT Services of 0.20% per year of the fund's average daily net assets.

C. WAIVERS/EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for the Money Fund as noted in the Statements of Operations. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

FT Services agreed in advance to voluntarily waive administrative fees for the Limited-Term Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses for the fund, as noted in the Statements of Operations. Total expenses waived by Advisers and FT services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

D. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                          --------------------------------------
                                          INSURED     INTERMEDIATE-     LIMITED-
                                           FUND         TERM FUND      TERM FUND
                                          --------------------------------------
Class A .............................      0.10%          0.10%          0.15%
Class C .............................      0.65%          0.65%            --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

E. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                          --------------------------------------
                                          INSURED    INTERMEDIATE-       MONEY
                                           FUND        TERM FUND          FUND
                                          --------------------------------------
Net sales charges received............    $ 48,518   $      22,270     $      --
Contingent deferred sales charges
 retained.............................    $    933   $       1,782     $   9,887


                                                         Semiannual Report  | 63

FRANKLIN NEW YORK TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                        --------------------------------------------------------
                         INSURED      INTERMEDIATE-       LIMITED-        MONEY
                          FUND          TERM FUND        TERM FUND        FUND
                        --------------------------------------------------------
Transfer agent fees...  $ 44,632        $  32,338        $   1,035      $ 19,963

4. INCOME TAXES

At September 30, 2004, the following Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                  ------------------------------
                                                    INSURED        INTERMEDIATE-
                                                      FUND           TERM FUND
                                                  ------------------------------
Capital loss carryovers expiring in:
 2007..........................................   $   961,955        $   213,880
 2008..........................................     2,471,475            283,875
 2009..........................................            --                251
 2010..........................................            --             34,731
 2011..........................................       474,738                 --
 2012..........................................            --            164,472
                                                  ------------------------------
                                                  $ 3,908,168        $   697,209
                                                  ==============================

At March 31, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                 ----------------------------------------------------------
                                     INSURED     INTERMEDIATE-     LIMITED-        MONEY
                                       FUND        TERM FUND       TERM FUND       FUND
                                 ----------------------------------------------------------
Cost of investments............  $  310,492,007  $ 233,899,574   $ 9,038,829   $ 63,761,031
                                 ==========================================================

Unrealized appreciation........  $   19,626,514  $   6,865,379   $     3,854   $         --
Unrealized depreciation........        (512,860)      (782,345)     (111,344)            --
                                 ----------------------------------------------------------
Net unrealized appreciation
 (depreciation)................  $   19,113,654  $   6,083,034   $  (107,490)  $         --
                                 ==========================================================

Net investment income (loss) and net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.


64 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended March 31, 2005, were as follows:

                              --------------------------------------------------
                                 INSURED         INTERMEDIATE-         LIMITED-
                                  FUND            TERM FUND           TERM FUND
                              --------------------------------------------------
Purchases.................    $ 23,979,944       $  21,044,153       $ 2,170,602
Sales ....................    $ 18,110,967       $   6,761,488       $   115,000

6. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act


                                                         Semiannual Report  | 65

FRANKLIN NEW YORK TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Trust and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


66 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the four separate tax-exempt funds within the Trust (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis utilizing expense allocation methodologies deemed reasonable by the Fund's independent accountants. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the management contracts for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion is based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the


                                                         Semiannual Report  | 67

FRANKLIN NEW YORK TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had been favorably reported on in discussions with the Fund's outside accountants and had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper reports prepared for each individual Fund showed their investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

      FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2004 and the previous ten years in comparison with a performance universe consisting of all retail and institutional New York insured municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2004, as shown in the Lipper report, and for the previous three, five and ten year periods on an annualized basis was in the first or top quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 was in the top quintile and for the previous three, five and ten year periods on an annualized basis was in the first or second quintile of its performance universe. The Board expressed its satisfaction with such performance.


68 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

      FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2004 and the previous ten years in comparison with a performance universe consisting of all retail and institutional New York intermediate municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2004, as shown in the Lipper report, and during each of the previous ten years was in the first or top quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 and for the previous three, five and ten year periods on an annualized basis was in the top quintile of its performance universe. The Board expressed its satisfaction with such performance.

      FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND - Lipper compared this Fund's performance to a group of retail and institutional municipal debt funds as selected by Lipper, and the Fund's income and total return during 2004, as shown in the Lipper report, placed it in the fifth and fourth quintile of such universe, respectively. The Board was satisfied with management's explanation for such performance which was that this Fund had not been in existence for more than a year and is of a relatively small size. The Board also noted that the Fund's management fees and other expenses have been partially waived or absorbed by management.

      FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND - Lipper compared this Fund's performance to a performance universe consisting of all retail and institutional New York tax-exempt money market funds as selected by Lipper. This Fund's performance was in the fourth lowest quintile of its performance universe during 2004 and in each of the previous three, five and ten year periods on an annualized basis. The Board was satisfied with management's explanation for such performance which was that this Fund was conservatively run to ensure safety and stability of assets with no holdings in non-rated or tier 2 securities and with less than ten percent of its assets being invested in securities subject to the alternative minimum tax.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with its peer group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group which, for comparative consistency, is shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the effective management fee rate of the Franklin New York Insured Tax-Free Income Fund was in the second lowest quintile of its Lipper expense group and its actual


                                                         Semiannual Report  | 69

FRANKLIN NEW YORK TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

total expenses were in the first or lowest quintile of such group. The effective management fee rate of the Franklin New York Intermediate-Term Tax-Free Income Fund was in the fourth quintile, but its total expenses were the lowest in its Lipper expense group. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for the Franklin New York Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses. The Lipper expense comparison for the Franklin New York Tax-Exempt Money Fund showed its effective management fee rate and total expenses were in the fifth and fourth quintiles, respectively, of its Lipper expense group. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative and frequently temporary investment vehicle for shareholders of the various Franklin Templeton funds and also provides a number of services to shareholders, including check writing, dividend reimbursements, and exchange rights. Management also pointed out that this Fund was relatively small and that its total expenses as shown on the Lipper report were within 20 basis points of the Lipper expense group median. The Board found such expenses to be acceptable, noting the points raised by management, as well as management's partial absorption of expenses for this Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that such methodology was subject to review and testing by the Funds' outside accountants every other year. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates


70 |  Semiannual Report

FRANKLIN NEW YORK TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment advisory contracts so that as a Fund grows in size, its effective management fee rate declines. The only Fund whose asset size exceeded the last breakpoint level was the Franklin New York Insured Tax-Free Income Fund whose assets were approximately $332 million at December 31, 2004, and whose management fee structure provides an initial fee of .625% on the first $100 million of assets; ..5% on the next $150 million of assets; and .45% on assets in excess of $250 million. The Board discussed the prospect of adding further fee breakpoints for this Fund with management whose position during such discussions was that the existing fee structure reaches a relatively low rate quickly as this Fund grows and that such low rate, in effect, reflects anticipated economies of scale as this Fund's assets increase beyond such level. In support of these arguments, management pointed out the favorable effective management fee and total expense comparisons for this Fund within its Lipper peer group as previously discussed under "Comparative Expenses." Management also observed and the Board recognized, and accepted, that the fact that this Fund has assets beyond the last breakpoint level does not mean that it no longer benefits from economies of scale since the amount of assets being charged at the lowest breakpoint fee level results in a lower overall effective management fee rate. While intending to monitor future growth in Fund assets and the appropriateness of additional management fee breakpoints, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provided a sharing of benefits with the Fund and its shareholders. At a Board meeting held April 19, 2005, management agreed to an additional series of management fee breakpoints beginning at the $10 billion level for the Franklin Insured Tax-Free Income Fund.


                                                         Semiannual Report  | 71

FRANKLIN NEW YORK TAX-FREE TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


72 |  Semiannual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

    [LOGO] (R)
FRANKLIN TEMPLETON             One Franklin Parkway
   INVESTMENTS                 San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT S2005 05/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 20, 20054


By /s/Galen G. Vetter
      Chief Financial Officer
Date    May 20, 2005